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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2007

                                 CENVEO, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Colorado                   1-12551                 84-1250533
------------------------         ------------          -------------------
(State of Incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)


One Canterbury Green, 201 Broad Street, Stamford, CT          06901
----------------------------------------------------   -------------------
       (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (203) 595-3000

                                Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE.

      On February 27, 2007, Cenveo Corporation ("Cenveo"), a Delaware corporation and wholly owned subsidiary of Cenveo, Inc. (the "Company"), entered into an agreement with a Canadian investment dealer to underwrite on a bought deal basis a private placement of 8,947,439 trust units (the "Units") of the Supremex Income Fund to qualified investors at a price of CDN$9.00 per Unit, representing an aggregate issue amount of CDN$80,526,951. The transaction is subject to customary conditions for such transactions and is scheduled to close on March 13, 2007.

      This Report shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein. The securities offered will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)      Exhibits

               None

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 28, 2007

                                                  CENVEO, INC.


                                            By:   /s/ Sean S. Sullivan
                                               --------------------------
                                                  Sean S. Sullivan
                                                  Chief Financial Officer

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